UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 26, 2010
INTERNATIONAL LEASE FINANCE CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

CALIFORNIA	1-31616	22-3059110

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Boulevard, Suite 3400
Los Angeles, California	90067
(Address of Principal Executive Offices)	(Zip Code)
(310) 788-1999
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On March 26, 2010, American International Group, Inc. (“AIG”) and International Lease Finance Corporation (the “Company”) issued a press release announcing that John L. Plueger will retire as a director, acting Chief Executive Officer, President and Chief Operating Officer of the Company, effective March 26, 2010. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 8.01 Other Events.
     On March 26, 2010, Mr. Plueger notified the Chairman of the Board of the Company that he will retire as a director, acting Chief Executive Officer, President and Chief Operating Officer of the Company, effective March 26, 2010. AIG will conduct a search for a permanent successor, and Alan Lund, currently Vice Chairman and Chief Financial Officer, has been named the interim President and Chief Executive Officer as of that date. In addition, Fred Cromer, currently Senior Vice President—Finance, will succeed Mr. Lund as the Company’s Chief Financial Officer as of that date.
     Mr. Lund has worked at the Company for 28 years, the entire time as Chief Financial Officer, and has served as Vice Chairman and Chief Financial Officer since 2002. Prior to joining the Company, Mr. Lund worked for the company currently known as Deloitte & Touche as an Audit Manager and for California-World Financial Corporation as Vice President and Chief Financial Officer. Mr. Lund graduated from Whittier College in 1971 with a B.A. in Business Administration. He became a Certified Public Accountant, State of California, in 1973.
     Prior to joining the Company in July 2008, Mr. Cromer spent 17 years in various airline finance and planning positions at ExpressJet Airlines, Continental Airlines, and Northwest Airlines. Most recently, he served as Vice President and CFO of ExpressJet Airlines. Mr. Cromer received a Bachelor of Arts in Economics from the University of Michigan and a Master of Business Administration in Finance from DePaul University.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
     The following exhibit is included with this report and is being furnished solely for purposes of Item 7.01 of this Form 8-K:

Exhibit No.	Description

99.1	Press release issued by American International Group, Inc. and International Lease Finance Corporation, dated March 26, 2010.

          Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION
By:	/s/ Alan H. Lund
Alan H. Lund
President and Chief Executive Officer

DATED: March 29, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by American International Group, Inc. and International Lease Finance Corporation, dated March 26, 2010.